April 17, 1997

                                                        Timothy Lee
                                                        Corporate Communications
                                                        212-392-8709

                                                        Amy Pappas
                                                        Investor Relations
                                                        212-392-6171

                DEAN WITTER DISCOVER REPORTS RECORD QUARTERLY
                          EARNINGS OF $276.3 MILLION

NEW YORK, April 17 -- Dean Witter, Discover & Co. today reported record first quarter earnings per share of $0.81 on a fully diluted basis, a 16 percent increase from $0.70 in the first quarter of last year. Net income was $276.3 million, up 12 percent from $245.8 million for first quarter 1996. Net operating revenues were a record $1.65 billion, a 7 percent advance over last year's first quarter $1.55 billion. Return on equity was 18.9 percent for the last twelve months.

Credit Services earnings advanced 18 percent to a record $146.2 million from $124.3 million for last year's first quarter. Securities earnings of $130.1 million were 7 percent higher than the $121.5 million in the first quarter a year ago.

During the quarter, the Company completed the acquisition of Lombard Brokerage, Inc. Lombard has been selected by Barron's as "the best on-line broker" for the second year in a row.

"We are very pleased with another record quarter," said Philip J. Purcell, Chairman and Chief Executive Officer. "In our credit card business, we benefited from the pricing actions we took last year in response to rising write-offs. In Securities, we continued to achieve strong earnings and impressive growth in the number of account executives, new client accounts and assets under management."


SECURITIES
Securities posted strong earnings and continued to grow its business in the year's first quarter.

 . First quarter asset management and administration fees increased 13 percent from last year's first quarter to $311.6 million. Assets under management and administration rose to a record $91.6 billion, up $8.2 billion over last year's first quarter.

 . The number of account executives grew to 9,252 at quarter end, an increase of 172 during the quarter and 536 from a year ago, the eighth consecutive quarterly increase.

 . Securities added a record 170,000 new client accounts during this year's first quarter. Total client assets of $254 billion increased by more than $3 billion during the quarter and were 11 percent above the end of March 1996.

 . Securities renewed its agreement to provide NationsBank with securities services through September 1998. The agreement extends to the retail subsidiaries of Boatmen's Bancshares, recently acquired by NationsBank. Boatsmen's ranks first in marketshare in five states.

Record net operating revenues of $915.1 million were 8 percent above the first quarter of last year. Operating expenses also increased 8 percent, to $694.5 million, and the profit margin was 14.2 percent. Securities achieved a 40.9 percent return on equity for the trailing twelve month period.

CREDIT SERVICES

Credit Services reported strong revenues and a substantial increase in quarterly earnings.

 . Merchant and cardmember fees were $515.2 million, on a managed loan basis, up
  40 percent from last year's first quarter. The increase was due primarily to the pricing actions taken over the course of last year.

 . Managed loans were up $4.2 billion to $35.2 billion, a 13 percent increase from the first quarter of 1996.

 . Net interest income rose 17 percent over last year's first quarter to $821.8 million, due both to loan growth and an improved spread on consumer loans.

 . The NOVUS Network enrolled approximately 100,000 new merchant locations during the quarter and almost 450,000 over the last twelve months.

 . NOVUS announced that it is joining with the Smithsonian Institution to issue the first affinity card for their members and supporters. It also entered into an agreement with Universal Studios to launch a new co-branded card and to make Discover Card and other NOVUS brands the preferred cards of Universal Studios.

Net operating revenues rose 5 percent from the first quarter of 1996 to $735.3 million despite a 60 percent increase in the provision for loan losses over the first quarter of 1996. The increase in the provision was due to higher write-offs. Operating expenses of $501.4 million were flat compared to last year's first quarter. Credit Services profit margin for the quarter rose from 17.7 percent to 19.9 percent.

During the first quarter, the Company repurchased $27 million of its common stock. The Company ceased open market repurchases of its common stock at the time of the announcement of the merger agreement with Morgan Stanley Group Inc. on February 5, 1997.

In light of the announcement, the Company's board of directors has formally rescinded the stock purchase authorization.

Mr. Purcell said, "We're proud of our results and this has also been an historic quarter for us because of the announcement of our merger with Morgan Stanley. We're excited about the rest of this year and about the future beyond that."

                                                                EXHIBIT 99.1

                            DEAN WITTER, DISCOVER & CO.
                                 Financial Summary
                         (in millions, except share data)
                                    (unaudited)

                                              Three Months                %
                                           Ended March 31,            Increase
                                           1997          1996        (Decrease)
                                        -----------   -----------    -----------
Total revenues
 Credit Services                     $      1,404.9  $    1,201.1          17%
 Securities                                 1,038.8         965.1           8%
                                        -----------   -----------
Total Dean Witter, Discover & Co.    $      2,443.7  $    2,166.2          13%
                                        ===========   ===========

Net operating revenues (1)
 Credit Services                     $        735.3  $      701.0           5%
 Securities                                   915.1         846.5           8%
                                        -----------   -----------
Total Dean Witter, Discover & Co.    $      1,650.4  $    1,547.5           7%
                                        ===========   ===========

Net income
 Credit Services                     $        146.2  $      124.3          18%
 Securities                                   130.1         121.5           7%
                                        -----------   -----------
Total Dean Witter, Discover & Co.    $        276.3  $      245.8          12%
                                        ===========   ===========

Earnings per share (2)
Primary net income per share         $         0.81          0.71          14%

Primary avg common shares o/s (3)       339,369,778   348,279,692

Fully diluted net income per share   $         0.81          0.70          16%

Fully diluted avg common shares o/s (3) 339,380,448   349,628,396

Common shares o/s at period end         324,809,410   335,007,860

(1) Net operating revenues is total revenues minus interest expense and the provision for losses on receivables.
(2) All share and per share data have been restated for the two-for-one common stock split.
(3) Primary dilution is based on average share price for the period. Fully diluted is based on the higher of average or ending share price for the period.

                            DEAN WITTER, DISCOVER & CO.
                             Consolidated Income Data
                         (in millions, except share data)
                          (unaudited, Managed loan basis)

                                              Three Months                %
                                             Ended March 31,          Increase
                                           1997          1996        (Decrease)
                                        -----------   -----------    -----------
Merchant and cardmember fees         $        515.2   $     367.5          40%
Commissions                                   305.6         300.7           2%
Asset management and admin. fees              311.6         274.9          13%
Servicing fees                                  0.0           0.0          --
Principal transactions                        118.0         118.9          (1%)
Investment banking                             79.5          64.7          23%
Other                                          28.5          24.8          15%
                                        -----------   -----------
  Total non-interest revenues               1,358.4       1,151.5          18%
                                        -----------   -----------

Interest revenue                            1,516.3       1,354.6          12%
Interest expense                              618.1         579.6           7%
                                        -----------   -----------
  Net interest income                         898.2         775.0          16%
Provision for losses on receivables           606.2         379.0          60%
                                        -----------   -----------
  Net credit income                           292.0         396.0         (26%)
                                        -----------   -----------
  Net operating revenues                    1,650.4       1,547.5           7%
                                        -----------   -----------

Employee compensation and benefits            616.3         570.3           8%
Marketing and business development            186.7         191.9          (3%)
Info. processing and communications           192.5         182.1           6%
Facilities and equipment                       64.0          61.2           5%
Other                                         136.4         141.6          (4%)
                                        -----------   -----------
  Total non-interest expenses               1,195.9       1,147.1           4%
                                        -----------   -----------

Income before income taxes                    454.5         400.4          14%
Income tax expense                            178.2         154.6          15%
                                        -----------   -----------

Net income                           $        276.3   $     245.8          12%
                                        ===========   ===========
Primary net income per share (1)     $         0.81          0.71          14%
Primary avg common shares o/s(1)        339,369,778   348,279,692
Fully diluted net income per share(1)$         0.81          0.70          16%
Fully diluted avg common shares o/s(1)  339,380,448   349,628,396
Oper exp as a % of net oper revenues           72.5%         74.1%
Effective tax rate                             39.2%         38.6%

(1) All share and per share data have been restated for the two-for-one common stock split.

                                DEAN WITTER, DISCOVER & CO.
                          Credit Services Summarized Income Data
                                      (in millions)
                               (unaudited, Managed loan basis)

                                              Three Months                %
                                             Ended March 31,          Increase
                                           1997          1996        (Decrease)
                                        -----------   -----------    -----------
Merchant and cardmember fees         $        515.2   $     367.5          40%
Servicing fees                                  0.0           0.0          --
Other                                           1.5           5.1          --
                                        -----------   -----------
  Total non-interest revenues                 516.7         372.6          39%
                                        -----------   -----------

Interest revenue                            1,319.2       1,168.4          13%
Interest expense                              497.4         464.0           7%
                                        -----------   -----------
  Net interest income                         821.8         704.4          17%
Provision for loan losses                     603.2         376.0          60%
                                        -----------   -----------
  Net credit income                           218.6         328.4         (33%)
                                        -----------   -----------
  Net operating revenues                      735.3         701.0           5%
                                        -----------   -----------

Employee compensation and benefits            139.5         124.2          12%
Marketing and business development            157.3         164.4          (4%)
Info. processing and communications           113.2         114.4          (1%)
Facilities and equipment                       14.9          14.8           1%
Other                                          76.5          85.8         (11%)
                                        -----------   -----------
  Total non-interest expenses                 501.4         503.6          --
                                        -----------   -----------

Income before income taxes                    233.9         197.4          18%
Income tax expense                             87.7          73.1          20%
                                        -----------   -----------

Net income                           $        146.2   $     124.3          18%
                                        ===========   ===========
Oper exp as a % of net oper revenues         68.2%         71.8%
Profit margin (1)                            19.9%         17.7%
Effective tax rate                           37.5%         37.0%

(1) Profit margin is defined as net income as a percentage of net operating revenues.

                                DEAN WITTER, DISCOVER & CO.
                             Securities Summarized Income Data
                                      (in millions)
                           (unaudited, GAAP and Managed loan basis)

                                              Three Months                %
                                             Ended March 31,          Increase
                                           1997          1996        (Decrease)
                                        -----------   -----------    -----------
Commissions                          $        305.6   $     300.7           2%
Asset management and admin. fees              311.6         274.9          13%
Principal transactions                        118.0         118.9          (1%)
Investment banking                             79.5          64.7          23%
Other                                          27.0          19.7          37%
                                        -----------   -----------
  Total non-interest revenues                 841.7         778.9           8%
                                        -----------   -----------

Interest revenue                              197.1         186.2           6%
Interest expense                              120.7         115.6           4%
                                        -----------   -----------
  Net interest income                          76.4          70.6           8%
Provision for losses on receivables             3.0           3.0          --
                                        -----------   -----------
  Net credit income                            73.4          67.6           9%
                                        -----------   -----------
  Net operating revenues                      915.1         846.5           8%
                                        -----------   -----------

Employee compensation and benefits            476.8         446.1           7%
Marketing and business development             29.4          27.5           7%
Info. processing and communications            79.3          67.7          17%
Facilities and equipment                       49.1          46.4           6%
Other                                          59.9          55.8           7%
                                        -----------   -----------
  Total non-interest expenses                 694.5         643.5           8%
                                        -----------   -----------

Income before income taxes                    220.6         203.0           9%
Income tax expense                             90.5          81.5          11%
                                        -----------   -----------

Net income                           $        130.1   $     121.5           7%
                                        ===========   ===========
Oper exp as a % of net oper revenues         75.9%         76.0%
Profit margin (1)                            14.2%         14.4%
Effective tax rate                           41.0%         40.1%

(1) Profit margin is defined as net income as a percentage of net operating revenues.

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Consolidated Income Data
                                       (in millions)
                               (unaudited, Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                            3/31/97       12/31/96       9/30/96
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        515.2   $     563.8   $     462.8
Commissions                                   305.6         294.3         264.3
Asset management and admin. fees              311.6         299.3         289.8
Servicing fees                                  0.0           0.0           0.0
Principal transactions                        118.0         108.9         107.0
Investment banking                             79.5          78.1          45.7
Other                                          28.5          28.8          20.7
                                        -----------   -----------   -----------
  Total non-interest revenues               1,358.4       1,373.2       1,190.3
                                        -----------   -----------   -----------

Interest revenue                            1,516.3       1,494.1       1,426.7
Interest expense                              618.1         613.4         599.5
                                        -----------   -----------   -----------
  Net interest income                         898.2         880.7         827.2
Provision for losses on receivables           606.2         639.0         491.5
                                        -----------   -----------   -----------
  Net credit income                           292.0         241.7         335.7
                                        -----------   -----------   -----------
  Net operating revenues                    1,650.4       1,614.9       1,526.0
                                        -----------   -----------   -----------

Employee compensation and benefits            616.3         559.2         525.8
Marketing and business development            186.7         253.6         209.9
Info. processing and communications           192.5         209.5         190.2
Facilities and equipment                       64.0          67.4          63.8
Other                                         136.4         161.6         143.3
                                        -----------   -----------   -----------
  Total non-interest expenses               1,195.9       1,251.3       1,133.0
                                        -----------   -----------   -----------

Income before income taxes                    454.5         363.6         393.0
Income tax expense                            178.2         135.8         154.0
                                        -----------   -----------   -----------

Net income                           $        276.3   $     227.8   $     239.0
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Consolidated Income Data
                                       (in millions)
                               (unaudited, Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           6/30/96       3/31/96       12/31/95
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        419.5   $     367.5   $     379.7
Commissions                                   303.8         300.7         273.8
Asset management and admin. fees              285.8         274.9         258.6
Servicing fees                                  0.0           0.0           0.0
Principal transactions                        114.5         118.9         111.1
Investment banking                             57.6          64.7          48.8
Other                                          33.5          24.8          24.1
                                        -----------   -----------   -----------
  Total non-interest revenues               1,214.7       1,151.5       1,096.1
                                        -----------   -----------   -----------

Interest revenue                            1,366.7       1,354.6       1,337.9
Interest expense                              582.8         579.6         580.5
                                        -----------   -----------   -----------
  Net interest income                         783.9         775.0         757.4
Provision for losses on receivables           456.9         379.0         421.3
                                        -----------   -----------   -----------
  Net credit income                           327.0         396.0         336.1
                                        -----------   -----------   -----------
  Net operating revenues                    1,541.7       1,547.5       1,432.2
                                        -----------   -----------   -----------

Employee compensation and benefits            552.9         570.3         496.9
Marketing and business development            201.4         191.9         224.0
Info. processing and communications           185.9         182.1         191.5
Facilities and equipment                       63.7          61.2          61.9
Other                                         149.7         141.6         165.3
                                        -----------   -----------   -----------
  Total non-interest expenses               1,153.6       1,147.1       1,139.6
                                        -----------   -----------   -----------

Income before income taxes                    388.1         400.4         292.6
Income tax expense                            149.3         154.6         114.5
                                        -----------   -----------   -----------

Net income                           $        238.8   $     245.8   $     178.1
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Consolidated Income Data
                                       (in millions)
                               (unaudited, Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                            9/30/95      6/30/95       3/31/95
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        322.5   $     298.8   $     271.6
Commissions                                   266.2         247.9         234.6
Asset management and admin. fees              251.7         251.0         245.5
Servicing fees                                  0.0           0.0           0.0
Principal transactions                        121.6         120.8         125.4
Investment banking                             45.1          48.7          38.9
Other                                          16.3          26.1          27.0
                                        -----------   -----------   -----------
  Total non-interest revenues               1,023.4         993.3         943.0
                                        -----------   -----------   -----------

Interest revenue                            1,280.1       1,240.9       1,155.3
Interest expense                              554.1         566.9         521.9
                                        -----------   -----------   -----------
  Net interest income                         726.0         674.0         633.4
Provision for losses on receivables           298.2         242.4         208.8
                                        -----------   -----------   -----------
  Net credit income                           427.8         431.6         424.6
                                        -----------   -----------   -----------
  Net operating revenues                    1,451.2       1,424.9       1,367.6
                                        -----------   -----------   -----------

Employee compensation and benefits            511.5         489.5         483.7
Marketing and business development            204.4         159.0         147.7
Info. processing and communications           169.9         171.7         154.4
Facilities and equipment                       60.8          58.4          54.4
Other                                         148.9         161.0         165.1
                                        -----------   -----------   -----------
  Total non-interest expenses               1,095.5       1,039.6       1,005.3
                                        -----------   -----------   -----------

Income before income taxes                    355.7         385.3         362.3
Income tax expense                            137.0         147.8         140.2
                                        -----------   -----------   -----------

Net income                           $        218.7   $     237.5   $     222.1
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Credit Services Income Data
                                       (in millions)
                               (unaudited, Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           3/31/97       12/31/96       9/30/96
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        515.2   $     563.8   $     462.8
Servicing fees                                  0.0           0.0           0.0
Other                                           1.5           1.4           1.1
                                        -----------   -----------   -----------
  Total non-interest revenues                 516.7         565.2         463.9
                                        -----------   -----------   -----------

Interest revenue                            1,319.2       1,301.5       1,235.9
Interest expense                              497.4         494.8         479.3
                                        -----------   -----------   -----------
  Net interest income                         821.8         806.7         756.6
Provision for loan losses                     603.2         636.0         488.7
                                        -----------   -----------   -----------
  Net credit income                           218.6         170.7         267.9
                                        -----------   -----------   -----------
  Net operating revenues                      735.3         735.9         731.8
                                        -----------   -----------   -----------

Employee compensation and benefits            139.5         132.1         129.8
Marketing and business development            157.3         210.6         187.5
Info. processing and communications           113.2         132.3         123.6
Facilities and equipment                       14.9          18.1          15.6
Other                                          76.5          81.0          83.2
                                        -----------   -----------   -----------
  Total non-interest expenses                 501.4         574.1         539.7
                                        -----------   -----------   -----------

Income before income taxes                    233.9         161.8         192.1
Income tax expense                             87.7          60.0          72.1
                                        -----------   -----------   -----------

Net income                           $        146.2   $     101.8   $     120.0
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Credit Services Income Data
                                       (in millions)
                               (unaudited, Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           6/30/96       3/31/96       12/31/95
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        419.5   $     367.5   $     379.7
Servicing fees                                  0.0           0.0           0.0
Other                                           1.2           5.1           1.0
                                        -----------   -----------   -----------
  Total non-interest revenues                 420.7         372.6         380.7
                                        -----------   -----------   -----------

Interest revenue                            1,176.8       1,168.4       1,131.5
Interest expense                              460.7         464.0         453.7
                                        -----------   -----------   -----------
  Net interest income                         716.1         704.4         677.8
Provision for loan losses                     454.0         376.0         415.6
                                        -----------   -----------   -----------
  Net credit income                           262.1         328.4         262.2
                                        -----------   -----------   -----------
  Net operating revenues                      682.8         701.0         642.9
                                        -----------   -----------   -----------

Employee compensation and benefits            119.3         124.2         119.2
Marketing and business development            174.0         164.4         201.2
Info. processing and communications           116.9         114.4         115.5
Facilities and equipment                       15.4          14.8          13.7
Other                                          94.1          85.8          89.2
                                        -----------   -----------   -----------
  Total non-interest expenses                 519.7         503.6         538.8
                                        -----------   -----------   -----------

Income before income taxes                    163.1         197.4         104.1
Income tax expense                             59.7          73.1          41.8
                                        -----------   -----------   -----------

Net income                           $        103.4   $     124.3   $      62.3
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Credit Services Income Data
                                       (in millions)
                               (unaudited, Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           9/30/95       6/30/95       3/31/95
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        322.5   $     298.8   $     271.6
Servicing fees                                  0.0           0.0           0.0
Other                                           0.9           0.4           0.3
                                        -----------   -----------   -----------
  Total non-interest revenues                 323.4         299.2         271.9
                                        -----------   -----------   -----------

Interest revenue                            1,075.8       1,025.2         961.6
Interest expense                              426.8         418.9         394.7
                                        -----------   -----------   -----------
  Net interest income                         649.0         606.3         566.9
Provision for loan losses                     295.8         240.5         205.6
                                        -----------   -----------   -----------
  Net credit income                           353.2         365.8         361.3
                                        -----------   -----------   -----------
  Net operating revenues                      676.6         665.0         633.2
                                        -----------   -----------   -----------

Employee compensation and benefits            112.3         104.8         102.3
Marketing and business development            187.6         132.0         124.5
Info. processing and communications           107.2         105.4          90.9
Facilities and equipment                       13.5          12.1          11.8
Other                                          77.1          85.4          91.1
                                        -----------   -----------   -----------
  Total non-interest expenses                 497.7         439.7         420.6
                                        -----------   -----------   -----------

Income before income taxes                    178.9         225.3         212.6
Income tax expense                             66.9          84.7          80.6
                                        -----------   -----------   -----------

Net income                           $        112.0   $     140.6   $     132.0
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                              Quarterly Securities Income Data
                                       (in millions)
                           (unaudited, GAAP and Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           3/31/97       12/31/96       9/30/96
                                        -----------   -----------   -----------
Commissions                          $        305.6   $     294.3   $     264.3
Asset management and admin. fees              311.6         299.3         289.8
Principal transactions                        118.0         108.9         107.0
Investment banking                             79.5          78.1          45.7
Other                                          27.0          27.4          19.6
                                        -----------   -----------   -----------
  Total non-interest revenues                 841.7         808.0         726.4
                                        -----------   -----------   -----------

Interest revenue                              197.1         192.6         190.8
Interest expense                              120.7         118.6         120.2
                                        -----------   -----------   -----------
  Net interest income                          76.4          74.0          70.6
Provision for losses on receivables             3.0           3.0           2.8
                                        -----------   -----------   -----------
  Net credit income                            73.4          71.0          67.8
                                        -----------   -----------   -----------
  Net operating revenues                      915.1         879.0         794.2
                                        -----------   -----------   -----------

Employee compensation and benefits            476.8         427.1         396.0
Marketing and business development             29.4          43.0          22.4
Info. processing and communications            79.3          77.2          66.6
Facilities and equipment                       49.1          49.3          48.2
Other                                          59.9          80.6          60.1
                                        -----------   -----------   -----------
  Total non-interest expenses                 694.5         677.2         593.3
                                        -----------   -----------   -----------

Income before income taxes                    220.6         201.8         200.9
Income tax expense                             90.5          75.8          81.9
                                        -----------   -----------   -----------

Net income                           $        130.1   $     126.0   $     119.0
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                              Quarterly Securities Income Data
                                       (in millions)
                           (unaudited, GAAP and Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           6/30/96       3/31/96       12/31/95
                                        -----------   -----------   -----------
Commissions                          $        303.8   $     300.7   $     273.8
Asset management and admin. fees              285.8         274.9         258.6
Principal transactions                        114.5         118.9         111.1
Investment banking                             57.6          64.7          48.8
Other                                          32.3          19.7          23.1
                                        -----------   -----------   -----------
  Total non-interest revenues                 794.0         778.9         715.4
                                        -----------   -----------   -----------

Interest revenue                              189.9         186.2         206.4
Interest expense                              122.1         115.6         126.9
                                        -----------   -----------   -----------
  Net interest income                          67.8          70.6          79.5
Provision for losses on receivables             2.9           3.0           5.6
                                        -----------   -----------   -----------
  Net credit income                            64.9          67.6          73.9
                                        -----------   -----------   -----------
  Net operating revenues                      858.9         846.5         789.3
                                        -----------   -----------   -----------

Employee compensation and benefits            433.6         446.1         377.7
Marketing and business development             27.4          27.5          22.8
Info. processing and communications            69.0          67.7          76.0
Facilities and equipment                       48.3          46.4          48.2
Other                                          55.6          55.8          76.1
                                        -----------   -----------   -----------
  Total non-interest expenses                 633.9         643.5         600.8
                                        -----------   -----------   -----------

Income before income taxes                    225.0         203.0         188.5
Income tax expense                             89.6          81.5          72.7
                                        -----------   -----------   -----------

Net income                           $        135.4   $     121.5   $     115.8
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                              Quarterly Securities Income Data
                                       (in millions)
                           (unaudited, GAAP and Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           9/30/95       6/30/95       3/31/95
                                        -----------   -----------   -----------
Commissions                          $        266.2   $     247.9   $     234.6
Asset management and admin. fees              251.7         251.0         245.5
Principal transactions                        121.6         120.8         125.4
Investment banking                             45.1          48.7          38.9
Other                                          15.4          25.7          26.7
                                        -----------   -----------   -----------
  Total non-interest revenues                 700.0         694.1         671.1
                                        -----------   -----------   -----------

Interest revenue                              204.3         215.7         193.7
Interest expense                              127.2         148.0         127.2
                                        -----------   -----------   -----------
  Net interest income                          77.1          67.7          66.5
Provision for losses on receivables             2.5           1.9           3.2
                                        -----------   -----------   -----------
  Net credit income                            74.6          65.8          63.3
                                        -----------   -----------   -----------
  Net operating revenues                      774.6         759.9         734.4
                                        -----------   -----------   -----------

Employee compensation and benefits            399.2         384.7         381.4
Marketing and business development             16.8          27.0          23.2
Info. processing and communications            62.7          66.3          63.5
Facilities and equipment                       47.3          46.3          42.6
Other                                          71.8          75.6          74.0
                                        -----------   -----------   -----------
  Total non-interest expenses                 597.8         599.9         584.7
                                        -----------   -----------   -----------

Income before income taxes                    176.8         160.0         149.7
Income tax expense                             70.1          63.1          59.6
                                        -----------   -----------   -----------

Net income                           $        106.7   $      96.9   $      90.1
                                        ===========   ===========   ===========

                            DEAN WITTER, DISCOVER & CO.
                             Consolidated Income Data
                         (in millions, except share data)
                               (unaudited, GAAP basis)

                                              Three Months                %
                                             Ended March 31,          Increase
                                           1997          1996        (Decrease)
                                        -----------   -----------    -----------
Merchant and cardmember fees         $        405.3   $     320.5          26%
Commissions                                   305.6         300.7           2%
Asset management and admin. fees              311.6         274.9          13%
Servicing fees                                208.6         200.3           4%
Principal transactions                        118.0         118.9          (1%)
Investment banking                             79.5          64.7          23%
Other                                          28.6          24.8          15%
                                        -----------   -----------
  Total non-interest revenues               1,457.2       1,304.8          12%
                                        -----------   -----------

Interest revenue                              986.5         861.4          15%
Interest expense                              414.9         390.7           6%
                                        -----------   -----------
  Net interest income                         571.6         470.7          21%
Provision for losses on receivables           378.4         228.0          66%
                                        -----------   -----------
  Net credit income                           193.2         242.7         (20%)
                                        -----------   -----------
  Net operating revenues                    1,650.4       1,547.5           7%
                                        -----------   -----------

Employee compensation and benefits            616.3         570.3           8%
Marketing and business development            186.7         191.9          (3%)
Info. processing and communications           192.5         182.1           6%
Facilities and equipment                       64.0          61.2           5%
Other                                         136.4         141.6          (4%)
                                        -----------   -----------
  Total non-interest expenses               1,195.9       1,147.1           4%
                                        -----------   -----------

Income before income taxes                    454.5         400.4          14%
Income tax expense                            178.2         154.6          15%
                                        -----------   -----------

Net income                           $        276.3   $     245.8          12%
                                        ===========   ===========
Primary net income per share (1)     $         0.81          0.71          14%
Primary avg common shares o/s(1)        339,369,778   348,279,692
Fully diluted net income per share(1)$         0.81          0.70          16%
Fully diluted avg common shares o/s(1)  339,380,448   349,628,396
Oper exp as a % of net oper revenues           72.5%         74.1%
Effective tax rate                             39.2%         38.6%
(1) All share and per share data have been restated for the two-for-one common stock split.

                                DEAN WITTER, DISCOVER & CO.
                          Credit Services Summarized Income Data
                                      (in millions)
                               (unaudited, GAAP basis)

                                              Three Months                %
                                             Ended March 31,          Increase
                                           1997          1996        (Decrease)
                                        -----------   -----------    -----------
Merchant and cardmember fees  (1)    $        405.3   $     320.5          26%
Servicing fees  (1)                           208.6         200.3           4%
Other                                           1.6           5.1          --
                                        -----------   -----------
  Total non-interest revenues                 615.5         525.9          17%
                                        -----------   -----------

Interest revenue  (1)                         789.4         675.2          17%
Interest expense  (1)                         294.2         275.1           7%
                                        -----------   -----------
  Net interest income                         495.2         400.1          24%
Provision for loan losses (1)                 375.4         225.0          67%
                                        -----------   -----------
  Net credit income                           119.8         175.1         (32%)
                                        -----------   -----------
  Net operating revenues                      735.3         701.0           5%
                                        -----------   -----------

Employee compensation and benefits            139.5         124.2          12%
Marketing and business development            157.3         164.4          (4%)
Info. processing and communications           113.2         114.4          (1%)
Facilities and equipment                       14.9          14.8           1%
Other                                          76.5          85.8         (11%)
                                        -----------   -----------
  Total non-interest expenses                 501.4         503.6          --
                                        -----------   -----------

Income before income taxes                    233.9         197.4          18%
Income tax expense                             87.7          73.1          20%
                                        -----------   -----------

Net income                           $        146.2   $     124.3          18%
                                        ===========   ===========
Oper exp as a % of net oper revenues         68.2%         71.8%
Profit margin (2)                            19.9%         17.7%
Effective tax rate                           37.5%         37.0%

(1) Period-to-period comparisons for these line items are significantly affected by the relative levels of securitized assets.
For comparative information on a managed loan basis, see page F-2.
(2) Profit margin is defined as net income as a percentage of net operating revenues.

                                DEAN WITTER, DISCOVER & CO.
                             Securities Summarized Income Data
                                      (in millions)
                           (unaudited, GAAP and Managed loan basis)

                                              Three Months                %
                                             Ended March 31,          Increase
                                           1997          1996        (Decrease)
                                        -----------   -----------    -----------
Commissions                          $        305.6   $     300.7           2%
Asset management and admin. fees              311.6         274.9          13%
Principal transactions                        118.0         118.9          (1%)
Investment banking                             79.5          64.7          23%
Other                                          27.0          19.7          37%
                                        -----------   -----------
  Total non-interest revenues                 841.7         778.9           8%
                                        -----------   -----------

Interest revenue                              197.1         186.2           6%
Interest expense                              120.7         115.6           4%
                                        -----------   -----------
  Net interest income                          76.4          70.6           8%
Provision for losses on receivables             3.0           3.0          --
                                        -----------   -----------
  Net credit income                            73.4          67.6           9%
                                        -----------   -----------
  Net operating revenues                      915.1         846.5           8%
                                        -----------   -----------

Employee compensation and benefits            476.8         446.1           7%
Marketing and business development             29.4          27.5           7%
Info. processing and communications            79.3          67.7          17%
Facilities and equipment                       49.1          46.4           6%
Other                                          59.9          55.8           7%
                                        -----------   -----------
  Total non-interest expenses                 694.5         643.5           8%
                                        -----------   -----------

Income before income taxes                    220.6         203.0           9%
Income tax expense                             90.5          81.5          11%
                                        -----------   -----------

Net income                           $        130.1   $     121.5           7%
                                        ===========   ===========
Oper exp as a % of net oper revenues         75.9%         76.0%
Profit margin (1)                            14.2%         14.4%
Effective tax rate                           41.0%         40.1%

(1) Profit margin is defined as net income as a percentage of net operating revenues.

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Consolidated Income Data
                                       (in millions)
                                  (unaudited, GAAP basis)

                                                   FOR THE QUARTER ENDED
                                            3/31/97       12/31/96       9/30/96
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        405.3   $     460.6   $     379.5
Commissions                                   305.6         294.3         264.3
Asset management and admin. fees              311.6         299.3         289.8
Servicing fees                                208.6         204.5         222.7
Principal transactions                        118.0         108.9         107.0
Investment banking                             79.5          78.1          45.7
Other                                          28.6          28.8          20.7
                                        -----------   -----------   -----------
  Total non-interest revenues               1,457.2       1,474.5       1,329.7
                                        -----------   -----------   -----------

Interest revenue                              986.5         968.9         893.7
Interest expense                              414.9         405.4         390.4
                                        -----------   -----------   -----------
  Net interest income                         571.6         563.5         503.3
Provision for losses on receivables           378.4         423.1         307.0
                                        -----------   -----------   -----------
  Net credit income                           193.2         140.4         196.3
                                        -----------   -----------   -----------
  Net operating revenues                    1,650.4       1,614.9       1,526.0
                                        -----------   -----------   -----------

Employee compensation and benefits            616.3         559.2         525.8
Marketing and business development            186.7         253.6         209.9
Info. processing and communications           192.5         209.5         190.2
Facilities and equipment                       64.0          67.4          63.8
Other                                         136.4         161.6         143.3
                                        -----------   -----------   -----------
  Total non-interest expenses               1,195.9       1,251.3       1,133.0
                                        -----------   -----------   -----------

Income before income taxes                    454.5         363.6         393.0
Income tax expense                            178.2         135.8         154.0
                                        -----------   -----------   -----------

Net income                           $        276.3   $     227.8   $     239.0
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Consolidated Income Data
                                       (in millions)
                                  (unaudited, GAAP basis)

                                                   FOR THE QUARTER ENDED
                                           6/30/96       3/31/96       12/31/95
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        345.6   $     320.5   $     343.6
Commissions                                   303.8         300.7         273.8
Asset management and admin. fees              285.8         274.9         258.6
Servicing fees                                191.5         200.3         162.6
Principal transactions                        114.5         118.9         111.1
Investment banking                             57.6          64.7          48.8
Other                                          33.5          24.8          24.2
                                        -----------   -----------   -----------
  Total non-interest revenues               1,332.3       1,304.8       1,222.7
                                        -----------   -----------   -----------

Interest revenue                              863.3         861.4         905.0
Interest expense                              379.7         390.7         402.8
                                        -----------   -----------   -----------
  Net interest income                         483.6         470.7         502.2
Provision for losses on receivables           274.2         228.0         292.7
                                        -----------   -----------   -----------
  Net credit income                           209.4         242.7         209.5
                                        -----------   -----------   -----------
  Net operating revenues                    1,541.7       1,547.5       1,432.2
                                        -----------   -----------   -----------

Employee compensation and benefits            552.9         570.3         496.9
Marketing and business development            201.4         191.9         224.0
Info. processing and communications           185.9         182.1         191.5
Facilities and equipment                       63.7          61.2          61.9
Other                                         149.7         141.6         165.3
                                        -----------   -----------   -----------
  Total non-interest expenses               1,153.6       1,147.1       1,139.6
                                        -----------   -----------   -----------

Income before income taxes                    388.1         400.4         292.6
Income tax expense                            149.3         154.6         114.5
                                        -----------   -----------   -----------

Net income                           $        238.8   $     245.8   $     178.1
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Consolidated Income Data
                                       (in millions)
                                  (unaudited, GAAP basis)

                                                   FOR THE QUARTER ENDED
                                            9/30/95      6/30/95       3/31/95
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        285.8   $     265.6   $     240.3
Commissions                                   266.2         247.9         234.6
Asset management and admin. fees              251.7         251.0         245.5
Servicing fees                                187.8         174.2         172.3
Principal transactions                        121.6         120.8         125.4
Investment banking                             45.1          48.7          38.9
Other                                          16.2          26.1          27.0
                                        -----------   -----------   -----------
  Total non-interest revenues               1,174.4       1,134.3       1,084.0
                                        -----------   -----------   -----------

Interest revenue                              844.2         812.6         757.2
Interest expense                              374.7         384.4         352.9
                                        -----------   -----------   -----------
  Net interest income                         469.5         428.2         404.3
Provision for losses on receivables           192.7         137.6         120.7
                                        -----------   -----------   -----------
  Net credit income                           276.8         290.6         283.6
                                        -----------   -----------   -----------
  Net operating revenues                    1,451.2       1,424.9       1,367.6
                                        -----------   -----------   -----------

Employee compensation and benefits            511.5         489.5         483.7
Marketing and business development            204.4         159.0         147.7
Info. processing and communications           169.9         171.7         154.4
Facilities and equipment                       60.8          58.4          54.4
Other                                         148.9         161.0         165.1
                                        -----------   -----------   -----------
  Total non-interest expenses               1,095.5       1,039.6       1,005.3
                                        -----------   -----------   -----------

Income before income taxes                    355.7         385.3         362.3
Income tax expense                            137.0         147.8         140.2
                                        -----------   -----------   -----------

Net income                           $        218.7   $     237.5   $     222.1
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Credit Services Income Data
                                       (in millions)
                                  (unaudited, GAAP basis)

                                                   FOR THE QUARTER ENDED
                                           3/31/97       12/31/96       9/30/96
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        405.3   $     460.6   $     379.5
Servicing fees                                208.6         204.5         222.7
Other                                           1.6           1.4           1.1
                                        -----------   -----------   -----------
  Total non-interest revenues                 615.5         666.5         603.3
                                        -----------   -----------   -----------

Interest revenue                              789.4         776.3         702.9
Interest expense                              294.2         286.8         270.2
                                        -----------   -----------   -----------
  Net interest income                         495.2         489.5         432.7
Provision for loan losses                     375.4         420.1         304.2
                                        -----------   -----------   -----------
  Net credit income                           119.8          69.4         128.5
                                        -----------   -----------   -----------
  Net operating revenues                      735.3         735.9         731.8
                                        -----------   -----------   -----------

Employee compensation and benefits            139.5         132.1         129.8
Marketing and business development            157.3         210.6         187.5
Info. processing and communications           113.2         132.3         123.6
Facilities and equipment                       14.9          18.1          15.6
Other                                          76.5          81.0          83.2
                                        -----------   -----------   -----------
  Total non-interest expenses                 501.4         574.1         539.7
                                        -----------   -----------   -----------

Income before income taxes                    233.9         161.8         192.1
Income tax expense                             87.7          60.0          72.1
                                        -----------   -----------   -----------

Net income                           $        146.2   $     101.8   $     120.0
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Credit Services Income Data
                                       (in millions)
                                  (unaudited, GAAP basis)

                                                   FOR THE QUARTER ENDED
                                           6/30/96       3/31/96       12/31/95
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        345.6   $     320.5   $     343.6
Servicing fees                                191.5         200.3         162.6
Other                                           1.2           5.1           1.1
                                        -----------   -----------   -----------
  Total non-interest revenues                 538.3         525.9         507.3
                                        -----------   -----------   -----------

Interest revenue                              673.4         675.2         698.6
Interest expense                              257.6         275.1         275.9
                                        -----------   -----------   -----------
  Net interest income                         415.8         400.1         422.7
Provision for loan losses                     271.3         225.0         287.1
                                        -----------   -----------   -----------
  Net credit income                           144.5         175.1         135.6
                                        -----------   -----------   -----------
  Net operating revenues                      682.8         701.0         642.9
                                        -----------   -----------   -----------

Employee compensation and benefits            119.3         124.2         119.2
Marketing and business development            174.0         164.4         201.2
Info. processing and communications           116.9         114.4         115.5
Facilities and equipment                       15.4          14.8          13.7
Other                                          94.1          85.8          89.2
                                        -----------   -----------   -----------
  Total non-interest expenses                 519.7         503.6         538.8
                                        -----------   -----------   -----------

Income before income taxes                    163.1         197.4         104.1
Income tax expense                             59.7          73.1          41.8
                                        -----------   -----------   -----------

Net income                           $        103.4   $     124.3   $      62.3
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Credit Services Income Data
                                       (in millions)
                                  (unaudited, GAAP basis)

                                                   FOR THE QUARTER ENDED
                                           9/30/95       6/30/95       3/31/95
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        285.8   $     265.6   $     240.3
Servicing fees                                187.8         174.2         172.3
Other                                           0.8           0.4           0.3
                                        -----------   -----------   -----------
  Total non-interest revenues                 474.4         440.2         412.9
                                        -----------   -----------   -----------

Interest revenue                              639.9         596.9         563.5
Interest expense                              247.5         236.4         225.7
                                        -----------   -----------   -----------
  Net interest income                         392.4         360.5         337.8
Provision for loan losses                     190.2         135.7         117.5
                                        -----------   -----------   -----------
  Net credit income                           202.2         224.8         220.3
                                        -----------   -----------   -----------
  Net operating revenues                      676.6         665.0         633.2
                                        -----------   -----------   -----------

Employee compensation and benefits            112.3         104.8         102.3
Marketing and business development            187.6         132.0         124.5
Info. processing and communications           107.2         105.4          90.9
Facilities and equipment                       13.5          12.1          11.8
Other                                          77.1          85.4          91.1
                                        -----------   -----------   -----------
  Total non-interest expenses                 497.7         439.7         420.6
                                        -----------   -----------   -----------

Income before income taxes                    178.9         225.3         212.6
Income tax expense                             66.9          84.7          80.6
                                        -----------   -----------   -----------

Net income                           $        112.0   $     140.6   $     132.0
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                              Quarterly Securities Income Data
                                       (in millions)
                           (unaudited, GAAP and Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           3/31/97       12/31/96       9/30/96
                                        -----------   -----------   -----------
Commissions                          $        305.6   $     294.3   $     264.3
Asset management and admin. fees              311.6         299.3         289.8
Principal transactions                        118.0         108.9         107.0
Investment banking                             79.5          78.1          45.7
Other                                          27.0          27.4          19.6
                                        -----------   -----------   -----------
  Total non-interest revenues                 841.7         808.0         726.4
                                        -----------   -----------   -----------

Interest revenue                              197.1         192.6         190.8
Interest expense                              120.7         118.6         120.2
                                        -----------   -----------   -----------
  Net interest income                          76.4          74.0          70.6
Provision for losses on receivables             3.0           3.0           2.8
                                        -----------   -----------   -----------
  Net credit income                            73.4          71.0          67.8
                                        -----------   -----------   -----------
  Net operating revenues                      915.1         879.0         794.2
                                        -----------   -----------   -----------

Employee compensation and benefits            476.8         427.1         396.0
Marketing and business development             29.4          43.0          22.4
Info. processing and communications            79.3          77.2          66.6
Facilities and equipment                       49.1          49.3          48.2
Other                                          59.9          80.6          60.1
                                        -----------   -----------   -----------
  Total non-interest expenses                 694.5         677.2         593.3
                                        -----------   -----------   -----------

Income before income taxes                    220.6         201.8         200.9
Income tax expense                             90.5          75.8          81.9
                                        -----------   -----------   -----------

Net income                           $        130.1   $     126.0   $     119.0
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                              Quarterly Securities Income Data
                                       (in millions)
                           (unaudited, GAAP and Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           6/30/96       3/31/96       12/31/95
                                        -----------   -----------   -----------
Commissions                          $        303.8   $     300.7   $     273.8
Asset management and admin. fees              285.8         274.9         258.6
Principal transactions                        114.5         118.9         111.1
Investment banking                             57.6          64.7          48.8
Other                                          32.3          19.7          23.1
                                        -----------   -----------   -----------
  Total non-interest revenues                 794.0         778.9         715.4
                                        -----------   -----------   -----------

Interest revenue                              189.9         186.2         206.4
Interest expense                              122.1         115.6         126.9
                                        -----------   -----------   -----------
  Net interest income                          67.8          70.6          79.5
Provision for losses on receivables             2.9           3.0           5.6
                                        -----------   -----------   -----------
  Net credit income                            64.9          67.6          73.9
                                        -----------   -----------   -----------
  Net operating revenues                      858.9         846.5         789.3
                                        -----------   -----------   -----------

Employee compensation and benefits            433.6         446.1         377.7
Marketing and business development             27.4          27.5          22.8
Info. processing and communications            69.0          67.7          76.0
Facilities and equipment                       48.3          46.4          48.2
Other                                          55.6          55.8          76.1
                                        -----------   -----------   -----------
  Total non-interest expenses                 633.9         643.5         600.8
                                        -----------   -----------   -----------

Income before income taxes                    225.0         203.0         188.5
Income tax expense                             89.6          81.5          72.7
                                        -----------   -----------   -----------

Net income                           $        135.4   $     121.5   $     115.8
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                              Quarterly Securities Income Data
                                       (in millions)
                           (unaudited, GAAP and Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           9/30/95       6/30/95       3/31/95
                                        -----------   -----------   -----------
Commissions                          $        266.2   $     247.9   $     234.6
Asset management and admin. fees              251.7         251.0         245.5
Principal transactions                        121.6         120.8         125.4
Investment banking                             45.1          48.7          38.9
Other                                          15.4          25.7          26.7
                                        -----------   -----------   -----------
  Total non-interest revenues                 700.0         694.1         671.1
                                        -----------   -----------   -----------

Interest revenue                              204.3         215.7         193.7
Interest expense                              127.2         148.0         127.2
                                        -----------   -----------   -----------
  Net interest income                          77.1          67.7          66.5
Provision for losses on receivables             2.5           1.9           3.2
                                        -----------   -----------   -----------
  Net credit income                            74.6          65.8          63.3
                                        -----------   -----------   -----------
  Net operating revenues                      774.6         759.9         734.4
                                        -----------   -----------   -----------

Employee compensation and benefits            399.2         384.7         381.4
Marketing and business development             16.8          27.0          23.2
Info. processing and communications            62.7          66.3          63.5
Facilities and equipment                       47.3          46.3          42.6
Other                                          71.8          75.6          74.0
                                        -----------   -----------   -----------
  Total non-interest expenses                 597.8         599.9         584.7
                                        -----------   -----------   -----------

Income before income taxes                    176.8         160.0         149.7
Income tax expense                             70.1          63.1          59.6
                                        -----------   -----------   -----------

Net income                           $        106.7   $      96.9   $      90.1
                                        ===========   ===========   ===========

                            DEAN WITTER, DISCOVER & CO.
                                STATISTICAL SUMMARY

                                            Year-to-date
                                      March 31, 1997   March 31, 1996
                                     -------------      -------------
Consolidated
Equity at end of period (millions)   $     5,460.3   $   4,912.7
Return on average equity (1)                 18.9%         19.1%
Pro forma book value per share-EOP(2)$       16.81   $     15.12
Invstmt in SPSTSI-EOP mkt val (mil)  $       320.0   $     617.5

Credit Services ($millions)
Managed loans
Average                              $    35,624.7   $  31,388.4
End of period                        $    35,225.0   $  31,045.9
Interest yield                               14.8%         14.7%
Interest spread                               8.7%          8.4%
Net charge-off rate                           6.9%          4.7%
Average total earning assets         $    37,140.4   $  32,799.6
Avg tot earning assets net int margin         9.0%          8.6%

General purpose credit card mgd loans
Average                              $    31,676.5   $  27,455.9
End of period                        $    31,379.5   $  27,252.2
Net charge-off rate                           7.0%          4.8%

Owned loans - EOP                    $    21,966.5   $  18,784.0

General purpose credit card accts (mil)       39.2          36.7
NOVUS Network incr in merch loc. (thou)         99            81

Securities ($billions)
Account executives                           9,252         8,716
Total client assets                  $       254.4   $     228.5

Assets under management and administration
Equity funds                         $        38.4   $      32.4
Fixed income funds                            23.5          24.6
Money market funds                            26.6          23.7
Investment management services                 3.1           2.7
Total                                $        91.6   $      83.4

ICS Assets                           $        11.1   $       9.5


(1) Twelve month trailing return on average equity.
(2) Per share data has been restated for the two-for-one common stock split.